8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): July 16, 2003

Commission file Number: 000-32085

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	36-4392754
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2401 Commerce Drive
Libertyville, Illinois 60048
(Address of Principal Executive Offices and Zip Code)

(847) 680-3515
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On July 16, 2003, the registrant issued the press release attached hereto as Exhibit 99.1, announcing that the registrant had entered into an agreement to acquire all of the outstanding common stock and common stock equivalents of Advanced Imaging Concepts, Inc. Exhibit 99.1 is hereby incorporated herein by reference.

     On the same date, the registrant also issued the press release attached hereto as Exhibit 99.2, announcing that the registrant had entered into an agreement to acquire assets of RxCentric Inc. Exhibit 99.2 is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     99.1    Press Release issued July 16, 2003.
     99.2    Press Release issued July 16, 2003.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                        By:      /s/ William J. Davis
                             William J. Davis
                                      Chief Financial Officer

Date: July 16, 2003

S-1

INDEX TO EXHIBITS

Exhibit

Number      Description

99.1            Press Release issued July 16, 2003
99.2            Press Release issued July 16, 2003

E-1